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                                                                      Exhibit 10


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We consent to the references to our firm under the captions "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information both included in Post-Effective Amendment Number 23 to the Registration Statement (Form N-1A No. 2-68290) of Hilliard-Lyons Government Fund, Inc. and to the use of our report dated October 2, 2001, included therein.



                                          /s/ Ernst & Young LLP
                                          -----------------------------------
                                          Ernst & Young LLP


Louisville, Kentucky
December 18, 2001